EXHIBIT 10.10

Exhibit B

Great Lakes Capital Acceptance, LLC

1,000,000 Units of 8.75% of Series A Cumulative Redeemable Preferred Membership Interests

Subscription Agreement for Preferred Units (Including Power of Attorney)

Checks should be made payable to “U.S. Bank National Association—Great Lakes Capital Acceptance Escrow”

Important representations are made on this form. Please read carefully. Please type or print clearly.

1. Investment

Multiply the dollar amount of the investment by the number of Preferred Units to be purchased ($25.00 x No. of Units). You must make an initial purchase of a minimum of 100 Preferred Units. Preferred Units may only be purchased as whole units.

Initial Investment		x $25=
	Number of Units		Amount of Investment

Add-On to Existing Investment		x $25=
	Number of Units		Amount of Investment

2. Ownership

PLEASE CHECK ONE

Individual IRA Joint Tenants Corporation	Tenants in Common Community Property Partnership Pension/Profit Sharing Plan	Taxable Trust Keogh Non-taxable Trust LLC
UGMA/State of Other, explain:

3. Registered Owner

(Name of Qualified Plan, Trust, Partnership or Corporation, if applicable. Give both names if jointly held.

Include account number if custodial account.) Required information for Blue Sky Registration.

Investor 1 Mr.	Mrs.

Last Names(s)	First Name(s)	Middle Initial

Tax ID Number or Social Security Number

Mailing Address	Street

City	State	Zip Code

Phone Number

Investor 2 Mr.	Mrs.

Last Names(s)	First Name(s)	Middle Initial

Tax ID Number or Social Security Number

Mailing Address	Street

City	State	Zip Code

Phone Number

4. Distribution Payment Method

PLEASE CHECK ONE - A or B

A. Authorization for automatic deposits (ACH)

I authorize Great Lakes Capital Acceptance, LLC and U.S. Bank National Association or its nominee, to initiate variable entries to my checking or savings account. This authority will remain in effect until I notify Great Lakes Capital Acceptance, LLC and provide a reasonable opportunity to act on the cancellation. Please include a copy of a voided check or savings deposit slip.

Financial Institution Name

Address		Street

City		State	Zip Code

Account Number Account Type (Check one):	Checking	Savings	Other

B. Authorization for mailing distribution

Please send my distribution checks to the following address (Insert “same” if checks are to be sent to mailing address. Insert name, address, account number and phone number if checks are to be sent to a financial institution.)

Name

Address	Street

City	State	Zip Code

5. Investor Representations

(Each of the following MUST BE INITIALED BY INVESTOR):

X_____	I have received a copy of the Prospectus dated / / and supplements (if any) of Great Lakes Capital Acceptance, LLC.

X_____	I meet the minimum income and net worth standards set forth in the Prospectus under the heading “INVESTOR SUITABILITY REQUIREMENTS” and am purchasing Preferred Units for my own account.

X_____	I hereby make, constitute and appoint the Chief Executive Officer or his nominee, with full power of substitution, my true and lawful attorney for the purposes and in the manner provided in the Operating Agreement, which is incorporated herein by reference and hereby made a part hereof.

X_____	I received the Prospectus five business days before I signed this subscription agreement

Your broker is obligated to provide you with a copy of the Prospectus five business days before you subscribe. We are prohibited from selling the Preferred Units to you until five days after you receive the Prospectus. If you did not receive the Prospectus five business days in advance, you have the right to withdraw your subscription.

6. Investor signatures and certifications

IMPORTANT—FORM W-9 CERTIFICATION INSTRUCTIONS: You must cross out item (2) below if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). Under penalties of perjury, I certify that:

(1)	The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), AND

(2)	I am not subject to backup withholding either because I have not been notified by the Internal Revenue Services (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or the IRS has notified me that I am no longer subject or backup withholding.

IMPORTANT—CHECK ONE

X_____	I AM A UNITED STATES CITIZEN
X_____	I AM A FOREIGN INVESTOR.

I/WE ARE AUTHORIZED TO ENTER INTO THIS SUBSCRIPTION AGREEMENT ON BEHALF OF THE PERSON(s) OR (ENTITY LISTED IN 3 ABOVE) NEITHER A BROKER, DEALER, INVESTMENT ADVISOR NOR ANY OF THEIR AGENTS MAY SIGN ON BEHALF OF AN INVESTOR.

Investor 1

X

Signature

Print Name & Capacity:

Investor 2

X

Signature

Print Name & Capacity:

7. Consent to electronic delivery of reports

By initialing the box below, you will be consenting to delivery of periodic reports by Great Lakes Capital Acceptance, LLC to you electronically. These reports would include:

Annual	reports that contain audited financial statements

Quarterly	reports containing audited condensed financial statements

You agree to download these reports from our web site once you have been notified by e-mail that they have been posted. You must have an e-mail address to use this service. If you elect to receive these reports electronically, you will not receive paper copies of the reports in the mail, unless you later revoke your consent. You may revoke your consent and receive paper copies at any time by notifying us in writing at Great Lakes Capital Acceptance, LLC, 27 East Monroe, Suite 700, Chicago, IL, 60603.

PLEASE CHECK ONE

Please post the reports on your web site, or in a hyperlink form from your web site, and advise me by e-mail to the address above when they are posted

—If you agree to accept reports electronically, please complete the following enrollment information:

Name of Investor:

E-Mail Address (Please notify Great Lakes Capital Acceptance if your e-mail address changes)

X	X

Investor Signature(s)

Paper reports are preferred.

8. Broker/Dealer Information

(Please type or print)

Broker/Dealer Firm

Rep Name	Rep Number

Address	Street

City	State	Zip Code

Phone

(A)	I have reasonable grounds to believe, based on information obtained from the Subscriber concerning investment objectives, financial situations, and needs and other information known to me, that investment in the Preferred Units is suitable for such Subscriber in light of income, financial position, net worth and other suitability characteristics.

(B)	I have discussed with the Subscriber the risks associated with and the liquidity of an investment in the Preferred Units.

X

Signature of Registered Representative

Please Make Check Payable to “U.S. Bank National Association—Great Lakes Capital Acceptance Escrow”

FOR OFFICE USE ONLY

Great Lakes Capital Acceptance, LLC,

hereby accepts this Subscription Agreement on

                                                                                                       .

By: Authorized Representative

Its:

Amount

Admit Date

Check Number

Date of Wire

Subscription Agreement Instructions

Investor Instructions

To purchase Preferred Units, complete and sign the Subscription Agreement and deliver it to your broker, together with your check or have your broker debit your brokerage account.

YOUR CHECK SHOULD BE MADE PAYABLE TO: “U.S. BANK NATIONAL ASSOCIATION — GREAT LAKES CAPITAL ACCEPTANCE ESCROW.” In order to invest, all information requested on the Subscription Agreement must be completed.

1. Investment Great Lakes Capital Acceptance, LLC is offering units of its 8.75% Series A Cumulative Redeemable Preferred Membership Interests. Insert the number of Preferred Units to be purchased, multiply the dollar amount of the investment ($25.00 x No. of Units). You must make an initial purchase of a minimum of 100 Preferred Units. If you purchase at least the 100 Preferred Unit minimum, you may purchase one or more additional Preferred Units at any time during this offering. According to state law, individuals in Nebraska must purchase a minimum of 200 ($5,000) Preferred Units.

2. Ownership Check the appropriate box indicating the manner in which title is to be held. Please note that the box checked must be consistent with the number of signatures appearing in Section 6. (See Instruction 7). In the case of partnerships, corporations, custodianships or trusts, the box checked must be consistent with the legal title (registration).

PARTICIPANTS IN IRAS AND KEOGH PLANS SHOULD NOTE THE PURCHASE OF PREFERRED UNITS DOES NOT IN ITSELF CREATE THE PLAN; YOU MUST CREATE THE PLAN THROUGH A BONA FIDE CUSTODIAN OR TRUSTEE WHO WILL ALSO SIGN THE SUBSCRIPTION AGREEMENT IN BLOCK 6.

3. Registered Owner Please type or print the exact name (registration) that should appear on the account. If the investor is an individual, a partnership or a corporation, please include in this space the complete name and title in which the investment is to be held. If the investor is a trust such as an IRA or Keogh Plan, please include the name and address of the trustee and the trust name. In the case of a trust or custodian investment including IRAs, Keogh Plans and other trusts or custodianships, quarterly distributions and investment correspondence will normally be sent to the trustee or custodian at the mailing address. The plan participant will receive correspondence at home. ALL ACCOUNTS MUST SUPPLY THE INVESTOR RESIDENTIAL ADDRESS AND ALL INVESTORS MUST MAKE THE INVESTOR REPRESENTATIONS SET FORTH IN BLOCK 6 (FOR BLUE SKY REGISTRATION PURPOSES).

4. Quarterly Distributions After the escrow requirement is met, U.S. Bank National Association will release the interest earned during the escrow period to the designated address. The company will then commence distributions to investors. Please insert “same” if the checks are to be mailed to the mailing address. Please insert the name and address of the financial institution as well as the account number, if checks are to be sent to a bank, savings and loan, or other financial institution or destination. For Electronic Direct Deposit through ACH, a voided check or savings deposit slip is required.

5. Investor Representations To comply with securities regulations, the investor MUST make the representations in this Subscription Agreement. ALL THREE SPACES MUST BE INITIALED BY THE INVESTOR.

6. Investor Certifications IRS regulations require our escrow bank to have the W-9 CERTIFICATION completed for all Limited Members. This certifies that the taxpayer is not subject to backup withholding. If certification is not completed, the escrow agent must legally withhold, and pay to the IRS, 20% of the taxpayer’s escrow interest. Read the Subscription Agreement carefully for additional W-9 Certification Instructions. If the investor is a Nonresident Alien or Individual, Foreign Corporation, Foreign Partnership or Foreign Trust or Estate, please check the FOREIGN STATUS CERTIFICATION box. TO AUTHORIZE THE INVESTMENT, sign in the space(s) provided. If title is to held as joint tenancy or tenants in common, at least two signatures are required. In the case of community property, only one investor signature is required (see reverse side for detail on required signatures). ALL INVESTORS AND/OR PLAN PARTICIPANTS MUST PROVIDE SOCIAL SECURITY NUMBERS. Trusts, corporations, partnerships, custodians and estates MUST ADDITIONALLY FURNISH a tax identification number.

7. Consent to electronic delivery of reports. Please complete this section if you consent to electronic delivery of financial reports. You must have an e-mail address to use this service. Enter your name and email address and enter your signature(s) where indicated.

BROKER/DEALER: IT IS NECESSARY THAT ALL ITEMS BE FULLY COMPLETED. INCLUDE REGISTERED REPRESENTATIVE’S NAME AND BRANCH OFFICE ADDRESS. THE REGISTERED REPRESENTATIVE MUST SIGN AND DATE WHERE INDICATED IN ORDER FOR THE APPLICATION TO BE ACCEPTED. COMPLETE THE REGISTERED REPRESENTATIVE’S TELEPHONE NUMBER. IN SOME CASES, THE HOME OFFICE MUST ALSO SIGN THE APPROVAL.

GREAT LAKES CAPITAL ACCEPTANCE, LLC

Subscription Agreement for Preferred Units

(Including Power of Attorney)

1.	Checks should be made payable to “U.S. Bank National Association — Great Lakes Capital Acceptance Escrow.”

2.	Please pay particular attention to the highlighted areas which require a signature or initials by the investor.

3.	Investors seeking automatic deposits of interest payments must attach a voided check or savings deposit slip.

4.	If you have any questions, please contact our Treasury Department at (888) 716-7770.

5.	Completed and signed subscription agreements along with funds should forwarded to your broker-dealer.